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                                                                    EXHIBIT 23.3









                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report (relating to BW/IP, Inc. and its subsidiaries) dated January 28, 1997 appearing on page F-2 of Flowserve Corporation's Annual Report on Form 10-K for the year ended December 31, 1997.


/s/ PRICE WATERHOUSE LLP

Los Angeles, California
June 22, 1998